Exhibit 10.1

SEVENTH AMENDMENT

TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

This SEVENTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Seventh Amendment”) dated as of August 8, 2016, is by and among SM ENERGY COMPANY, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Lenders that is a party hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, by operation of law or as otherwise provided herein, the “Administrative Agent”).

The parties hereto agree as follows:

RECITALS

(A)                               The Borrower, the Administrative Agent and the Lenders are party to that certain Fifth Amended and Restated Credit Agreement dated as of April 12, 2013 (as amended, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower;

(B)                               The Borrower has advised the Lenders that the Borrower intends to issue senior unsecured Debt securities (whether registered or privately placed) which are convertible into Equity Interests of the Borrower (other than Disqualified Capital Stock) (such Debt securities, “Convertible Notes”) incurred in compliance with the terms of the Credit Agreement, including Section 9.02 thereof, pursuant to one or more indentures among the Borrower, as issuer, the subsidiary guarantors (if any) party thereto from time to time and the trustee named therein (any such indenture, a “Convertible Notes Indenture”);

(C)                               The Borrower has advised the Lenders that the Borrower intends to enter into bond hedge or capped call options purchased by the Borrower from one or more financial institutions selected by the Borrower (the “Call Spread Counterparties”) to hedge the Borrower’s payment and/or delivery obligations due upon conversion of the Convertible Notes (such bond hedge or capped call options, “Permitted Bond Hedge Transaction(s)”); and

(D)                               In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows to permit the Borrower to enter into Permitted Bond Hedge Transaction(s).

Section 1.                                           Defined Terms.  Each capitalized term that is defined in the Credit Agreement, but that is not defined in this Seventh Amendment, shall have the meaning ascribed to such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Seventh Amendment refer to the Credit Agreement.

Section 2.                                           Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Seventh Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended, effective as of the Seventh Amendment Effective Date, in the manner provided in this Section 2.

2.1                               Additional Definitions.  Section 1.02 of the Credit Agreement shall be amended by inserting the following definitions in appropriate alphabetical order, which shall read in full as follows:

“Call Spread Counterparties” means one or more financial institutions selected by the Borrower.

“Convertible Notes” means any senior unsecured Debt securities (whether registered or privately placed) issued by the Borrower which are convertible into Equity Interests of the Borrower (other than Disqualified Capital Stock) incurred in compliance with the terms of this Agreement, including Section 9.02, pursuant to a Convertible Notes Indenture.

“Convertible Notes Indenture” means any indenture among the Borrower, as issuer, the subsidiary guarantors (if any) party thereto from time to time and the trustee named therein, pursuant to which any Convertible Notes are issued.

“Permitted Bond Hedge Transaction(s)” means the bond hedge or capped call options purchased by the Borrower from the Call Spread Counterparties to hedge the Borrower’s payment and/or delivery obligations due upon conversion of any Convertible Notes.

2.2                               Amendment to Section 9.17 of the Credit Agreement.  The first sentence of Section 9.17 of the Credit Agreement shall be amended to (a) delete the word “and” immediately before “(d)” therein and (b) amend and restate “.” at the end of such sentence with “, and (e) any Permitted Bond Hedge Transaction(s).”.

Section 3.                                           Conditions Precedent.  This Seventh Amendment shall be effective upon the date of the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (the “Seventh Amendment Effective Date”):

3.1                               Counterparts.  The Administrative Agent shall have received counterparts hereof duly executed by the Borrower and the Lenders constituting at least the Majority Lenders, which may be delivered by the means described in Section 5.3 (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

3.2                               No Event of Default or Deficiency.  No Event of Default shall have occurred which is continuing and the Aggregate Revolving Credit Exposures shall not exceed the Borrowing Base.

For purposes of determining satisfaction of the conditions specified in this Section 3, each Lender that has signed this Seventh Amendment shall be deemed to have consented to, approved

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or accepted or to be satisfied with, each document or other matter required under this Section 3 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Seventh Amendment Effective Date specifying its objection thereto.  The Administrative Agent shall notify Borrower and each Lender of the Seventh Amendment Effective Date and such notice shall be conclusive and binding.

Section 4.                                           Reaffirm Existing Representations and Warranties.  The Borrower hereby (a) acknowledges the terms of this Seventh Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Seventh Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects as though made on and as of the Seventh Amendment Effective Date (unless made as of a specific earlier date, in which case, such representation or warranty was true and correct in all material respects as of such date or qualified by materiality, in which case such representation or warranty shall be true and correct as of the applicable date); (ii) no Default or Event of Default has occurred and is continuing and the Aggregate Revolving Credit Exposures do not, and will not after giving effect to this Seventh Amendment, exceed the Borrowing Base; (iii) since the date of the most recent balance sheet delivered pursuant to Section 8.01(a) of the Credit Agreement, no Material Adverse Effect has occurred; (iv) the execution, delivery and performance by the Borrower of this Seventh Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no consent or approval of, or filing with, any governmental body, agency or official and do not violate any provision of applicable law or any material agreement binding upon Borrower or any other Loan Party; and (v) this Seventh Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

Section 5.                                           Miscellaneous.

5.1                               Confirmation.  The provisions of the Credit Agreement (as amended by this Seventh Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Seventh Amendment.  This Seventh Amendment shall constitute a Loan Document.

5.2                               No Waiver.  Neither the execution by the Administrative Agent or the Lenders party hereto of this Seventh Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Seventh Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents.

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Similarly, nothing contained in this Seventh Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Nothing in this Seventh Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Default or Event of Default.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

5.3                               Counterparts.  This Seventh Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.   Delivery of an executed signature page to this Seventh Amendment by facsimile transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart of this Seventh Amendment.

5.4                               Successors and Assigns.  This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.5                               Severability.  Any provision of this Seventh Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.6                               No Oral Agreement.  This Seventh Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties hereto relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof.  This Seventh Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

5.7                               Governing Law.  THIS SEVENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed effective as of the date first written above.

BORROWER:	SM ENERGY COMPANY

	By:	/s/ A. Wade Pursell
A. Wade Pursell
Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

AGENTS AND LENDERS:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, Individually and as
Administrative Agent

	By:	/s/ Tim Green
Name: Tim Green
Title: Director

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

BANK OF AMERICA, N.A., Individually and as
Co-Syndication Agent

By:	/s/ Stefanie Tanwar
Name: Stefanie Tanwar
Title: Vice President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

JPMORGAN CHASE BANK, N.A., Individually and as Co-Syndication Agent

By:	/s/ Arina Mavilian
Name: Arina Mavilian
Title: Vice President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

COMPASS BANK, Individually and as
Co-Documentation Agent

By:	/s/ Gabriela Azcarate
Name: Gabriela Azcarate
Title: Vice President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

COMERICA BANK, Individually and as
Co-Documentation Agent

By:
Name:
Title:

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

BARCLAYS BANK PLC

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

ROYAL BANK OF CANADA

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

BOKF, NA DBA BANK OF OKLAHOMA

By:
Name:
Title:

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

SANTANDER BANK, N.A.
f/k/a Sovereign Bank

By:
Name:
Title:

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

CAPITAL ONE, NATIONAL ASSOCIATION

By:
Name:
Title:

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

GOLDMAN SACHS BANK USA

By:
Name:
Title:

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]